U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 5, 2012

FIRST HARTFORD CORPORATION
(Exact name of Company as specified in its charter)

Maine	0-8862	01-00185800
[State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

149 Colonial Road, Manchester, Connecticut	06095
(Address of principal executive offices)	(Zip Code)

860-646-6555
(Company's telephone number)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2):

[_]  Written communications pursuant to Rule 425 under the Securities Act

     (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.             Changes in Registrant's Certifying Accountant.

On Friday, October 5, 2012, the Company's principal accountant, J.H. Cohn LLP, 180 Glastonbury Boulevard, Glastonbury, Connecticut 06033 delivered to the Company a letter dated October 2, 2012 stating that a client-auditor relationship between the Company and the auditor had ceased.  Therefore, such principal certifying accountant had resigned effective October 5, 2012.  Management of the Company, with the knowledge of its Board of Directors, had initiated discussions leading to the cessation letter.

The former accountant's reports on the Company's financial statements for each of the past two years, as presently presented, contained no adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.  The decision to consider changing accountants was approved by the Company's board of directors in advance of its receipt of the cessation letter.

During the Company's two most recent fiscal years ending April 30, 2012, and April 30, 2011, and during the period from May 1, 2012 through and including October 2, 2012:

(i) there were no disagreements between the Company and the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and

(ii) the former accountants did not advise the Company that:

(a) internal controls necessary for the Company to develop reliable financial statements did not exist; however, it is acknowledged by management and by the accountants that management had assessed the effectiveness of the Company’s internal control over financial reporting as of April 30, 2012, and that management believes that, as of April 30, 2012, the Company's internal control over financial reporting was not effective due to the existence of the material weaknesses identified by management and disclosed in Item 9A of its annual report on Form 10-K for fiscal year ended April 30, 2012 as filed on September 6, 2012.

(b) information had come to the former accountant's attention that led it to no longer be able to rely on management's representation or that made it unwilling to be associated with the financial statements prepared by management;

(c) the former accountant needed to expand significantly the scope of its audit, or that information had come to the former accountant's attention that, if further investigated might have materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the former accountant's satisfaction prior to its dismissal.

Section 9.01 - Financial Statements and Exhibits

(d)           Exhibits.

Exhibit 16.1         Letter of CohnReznick LLP dated October 12, 2012.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

(Company)

FIRST HARTFORD CORPORATION

By:  /s/ Neil H. Ellis

          Neil H. Ellis, Chairman and President

Date:      October 12, 2012